UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 28, 2001

IMMUNOGEN, INC.

(Exact name of registrant as specified in its Charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

128 Sidney Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (617) 995-2500

ITEM 5. OTHER EVENTS

On November 28, 2001, ImmunoGen announced that it entered into a collaboration agreement with Boehringer Ingelheim International GmbH (“Boehringer Ingelheim”).  The financial terms of the collaboration agreement are similar to the financial terms of ImmunoGen’s other single target license agreement.

The press release announcing the collaboration agreement with Boehringer Ingelheim is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

99.1         The Registrant’s Press Release dated November 28, 2001.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: November 29, 2001	/s/ MITCHEL S. SAYARE
Mitchel S. Sayare
Chairman and CEO